Fee Income	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Fee Income

Fee income for the years ended December 31 consists of the following:

	2018	2017	(1)
Fee income from insurance contracts	$968	$894
Fee income from service contracts:
Distribution fees	829	867
Fund management and other asset-based fees	3,444	3,423
Administrative service and other fees	725	658
Total fee income	$5,966	$5,842

(1)	Balances in 2017 have been changed to conform with current year presentation as a result of the adoption of IFRS 15 described in Note 2.

Distribution fees and Fund management and other asset-based fees are primarily earned in the SLF Asset Management segment. Administrative service and other fees are primarily earned in the SLF Canada segment. The fee income by reportable segment is presented in Note 4.